SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 16, 2004

CNH CAPITAL RECEIVABLES INC./CNH EQUIPMENT TRUST 2003-A
(Exact Name of Registrant/Co-Registrant as Specified in Charter)

Delaware Delaware	333-98887 333-98887-02	39-1995297 20-0685175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois	60045
c/o The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware	19711
(Address of Principal Executive Office)	(Zip Code)

(847) 735-9200 (302) 283-8079
(Registrant’s/Co-Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

The Registrant and Co-Registrant are filing the Monthly Servicer Report listed in Item 7(c) below with respect to their outstanding publicly-offered securities.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 20.1 - Monthly Servicer Report dated August 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES INC.
(Registrant)

Dated:August 16, 2004	By:	/s/ BRIAN O’KEANE
Brian O’Keane Assistant Treasurer

CNH EQUIPMENT TRUST 2003-A
By: Case Credit Corporation,
Administrator of the CNH Equipment Trust 2003-A
(Co-Registrant)

Dated:August 16, 2004	By:	/s/ BRIAN O’KEANE
Brian O’Keane Assistant Treasurer

EXHIBIT INDEX

Exhibit 20.1 - Monthly Servicer Report dated August 16, 2004